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                                                                     EXHIBIT 4.1

NUMBER                                                              SHARES
BLP

        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                 COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS, STATEMENTS RELATING TO RIGHTS, PREFERENCES,
                      PRIVILEGES AND RESTRICTIONS, IF ANY

                               CUSIP 10001P 10 2

                              BLP GROUP COMPANIES

                   ...dedicated to healthcare communications

                       BORON, LEPORE & ASSOCIATES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

                       BORON, LEPORE & ASSOCIATES, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Corporation as amended from time to time (copies of which are on file with the Corporation), to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

         COUNTERSIGNED AND REGISTERED:
          STATE STREET BANK AND TRUST COMPANY
                  (Boston)
                   TRANSFER AGENT AND REGISTRAR

          BY

                           AUTHORIZED SIGNATURE




BORON, LEPORE & ASSOCIATES, INC.
             1996
            DELAWARE



                           /s/ Patrick G. LePore
                           CHIEF EXECUTIVE OFFICER AND PRESIDENT


                           /s/ Martin J. Veilleux
                           CHIEF FINANCIAL OFFICER AND TREASURER



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                       BORON, LEPORE & ASSOCIATES, INC.

    THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --        Custodian
                    -----------------------------
                    (Cust)              (Minor)
                    under Uniform Gifts to Minors
                    Act
                       ---------------------------
                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                   ------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]
 -------------------------------------
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
     --------------------------------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.